Ziegler FAMCO Covered Call Fund Class A: CACLX Class C: CCCLX Institutional Class: CICLX Summary Prospectus September 29, 2015 www.zcmfunds.com

Before you invest, you may want to review the Ziegler FAMCO Covered Call Fund’s (the “Covered Call Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Covered Call Fund and its risks.  The current statutory prospectus and statement of additional information dated September 29, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Covered Call Fund’s statutory prospectus, statement of additional information and other information about the Covered Call Fund online at www.zcmfunds.com.  You can also get this information at no cost by calling 1-877-568-7633 or by sending an e-mail request to letters@zieglercap.com.

Investment Objective
The Ziegler FAMCO Covered Call Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Ziegler Funds. You may qualify for a sales charge waiver if you or your family invest, or agree to invest in the future, at least $1,000,000 in the Ziegler Funds. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 17 under the heading “Qualifying for a reduced Class A sales charge” and in the Fund’s statement of additional information (“SAI”) on page 23 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares or current market value, whichever is less)	1.00%(1)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.02%	1.02%	1.02%
Total Annual Fund Operating Expenses	2.07%	2.82%	1.82%
Less: Fee Waiver and/or Expense Reimbursement	-0.83%	-0.83%	-0.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.24%	1.99%	0.99%

(1)
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase.  This charge is waived for certain investors.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)
Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.24%, 1.99%  and 0.99% of average daily net assets of the Fund’s Class A, Class C and Institutional Class shares, respectively (the “Expense Cap”). The Expense Cap will remain in effect through at least October 1, 2017 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for two years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A (with or without redemption at end of period; incorporates front-end sales charge)	$694	$1,029
Class C (with redemption at end of period)	$302	$709
Class C (without redemption at end of period)	$202	$709
Institutional Class (with or without redemption at end of period)	$101	$404

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Fund’s total assets. The Fund will normally write (sell) covered call options on the equity securities held by the Fund to seek to protect the Fund from market decline and generate income. The Fund may write covered call options on certain exchange-traded funds that trade like common stocks but represent certain market indices such as the S&P 500® that correlate with the mix of common stocks held in the Fund’s portfolio. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Call options are sold up to the number of shares of the long equity positions. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which provide some protection against the loss of capital if the underlying security declines in price. The Fund would receive premium income from the writing of options.

Over a full market cycle, which the Adviser considers the period from one recession to the next recession, the Fund seeks to achieve its objective by investing in a portfolio consisting primarily of large capitalization common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), in each case traded on U.S. securities exchanges, and writing (selling) covered call options. ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company. The Fund may also invest in securities of mid- and small-capitalization issuers, but it is not expected that such investments will exceed 20% of the value of the Fund.

Equity securities are purchased to fit the following criteria: a) sector leaders that fit the firm’s investment strategy, b) companies with new products or a positive change in management, c) fundamental improvements in industry environment, and in some circumstances, d) strong franchises that are out of favor. Call options, sold against each equity, are designed to create income, not to create targeted purchase or sale levels. Equity securities will be sold from the portfolio when there is: a) a defined deterioration in operating fundamentals and/or a significant negative outlook from management, b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically, c) significant management turnover at the senior level, particularly when the people leaving were effective leaders, or d) a change in the market cycle that no longer favors the equity’s characteristics, such a growth versus value or stable versus cyclical. The Adviser’s activity on the call options will be dependent upon the fundamental outlook for the stock and the economy, as well as the level of implied volatility across the term structure of strike prices and expirations. Generally, higher implied volatility will lead to longer expirations, locking in the higher call premiums, whereas lower volatility will tend to lead to shorter dated options.

Principal Investment Risks
Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks are:

•	ADR Risk:
ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

•	Equity Securities Risk:
The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

•	Foreign Securities Risk:
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

•	Investment Strategy Risk:
The Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•	Large Capitalization Companies Risk:
Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk:
The Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

•	Market Risk:
The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values.

•	New Fund Risk:
The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

•	Options Risk:
Options on equities are derivatives and may be subject to greater fluctuations in value than an investment in the underlying securities.  The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities against which the options are written (sold). As a result, the number of call options the Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio. There are significant differences between securities and options that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  Options may be also illiquid and the Fund may have difficulty closing out its position prior to expiration.

•	Small- and Mid-Capitalization Companies Risk:
Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.zcmfunds.com or by calling the Fund toll-free at 877-568-7633.

Management
Investment Adviser: Ziegler Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers:
Wiley D. Angell and Sean C. Hughes are the portfolio managers of the Fund, and each has managed the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Ziegler FAMCO Covered Call Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 877-568-7633, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Class A	Class C	Institutional Class
Regular Accounts
Minimum Initial Investment	$1,000	$1,000	$1,000,000
Minimum Subsequent Investment	$100	$100	No Minimum
Individual Retirement Accounts
Minimum Initial Investment	$250	$250	Not Available
Minimum Subsequent Investment	$100	$100	Not Available

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.